SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 2, 2007

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into Material Definitive Agreement.

At the regularly scheduled Annual Meeting of Shareholders of Winmark Corporation (the “Company”) held on May 2, 2007, the Company’s shareholders approved a resolution (as described more completely in the Company’s definitive Proxy Statement filed with the United States Securities and Exchange Commission on March 21, 2007) to amend the Company’s Stock Option Plan for Nonemployee Directors (the “Plan”) to increase the number of approved and reserved shares of Common Stock under the Plan from 200,000 to 300,000.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full agreement.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

10.1	Amended and Restated Stock Option Plan for Nonemployee Directors (1)

(1) Incorporated by reference to the Appendix to the definitive Proxy Statement filed March 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: May 8, 2007	By	/s/ Catherine P. Heaven
Catherine P. Heaven
General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amended and Restated Stock Option Plan for Nonemployee Directors (1)

(1) Incorporated by reference to the Appendix to the definitive Proxy Statement filed March 21, 2007